UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Performance Food Group Company (the “Company”) is filing this Current Report on Form 8-K to retrospectively adjust certain financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2022, filed with the Securities and Exchange Commission (“SEC”) on August 19, 2022 (the “2022 Form 10-K”), as described below, and to update certain unaudited pro forma combined financial data previously filed by the Company in connection with its acquisition of Core-Mark Holding Company, Inc. (“Core-Mark”), and for the purpose of incorporating by reference the exhibits filed herewith into its registration statements.

Change in Measure of Segment Profit

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 1, 2022 (the “First Quarter 2023 10-Q”), in the first quarter of fiscal 2023, the Company changed its measure of segment profit to Adjusted EBITDA as this is the metric reported to the Company’s chief operating decision-maker for purposes of reviewing operating results and making decisions about allocating resources.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and updated Part II, Item 8. Financial Statements and Supplementary Data (updated solely to reflect changes in Note 19 to the consolidated financial statements) from the 2022 Form 10-K to reflect this change in the Company’s measure of segment profit.

Except for the segment changes described above, this Current Report on Form 8-K does not modify or update disclosures as presented in the 2022 Form 10-K and does not reflect any changes, events or activities occurring after the date of the filing of the 2022 Form 10-K. Therefore, this Form 8-K should be read in conjunction with the 2022 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2022 Form 10-K, including the First Quarter 2023 Form 10-Q.

Pro Forma Financial Information

As previously disclosed, on September 1, 2021, the Company completed the acquisition of Core-Mark. The unaudited pro forma combined statement of operations of the Company, giving effect to the acquisition of Core-Mark, for the fiscal year ended July 2, 2022 is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplemental Data
99.2	Unaudited Pro Forma Combined Financial Data of Performance Food Group Company and Core-Mark Holding Company, Inc. for the fiscal year ended July 2, 2022
104	Cover page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: November 21, 2022	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary